UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 13, 2014

______________________________

P.A.M. Transportation Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-15057	71-0633135
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

297 West Henri De Tonti, Tontitown, Arkansas 72770

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (479) 361-9111

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 13, 2014, the Board of Directors (the “Board”) of P.A.M. Transportation Services, Inc. (the “Company”) elected Norman E. Harned to serve as director of the Company. Mr. Harned will serve on the board until the Company’s 2014 Annual Meeting of Stockholders, and until such time as his successor is duly elected and qualified, or until his earlier resignation or removal. Mr. Harned has been appointed to serve on the Audit Committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P.A.M. TRANSPORTATION SERVICES, INC.
(Registrant)

Date: March 17, 2014	By:	/s/ Allen West
Allen West Vice President of Finance, Chief Financial Officer, Secretary and Treasurer